Supplement dated October 11, 2005*
                   to the Prospectuses dated October 11, 2005
       RiverSource Retirement Advisor Advantage Plus(SM) Variable Annuity/
         RiverSource Retirement Advisor Select Plus(SM) Variable Annuity
                                S-6362 D (10/05)

In the "Expense Summary - Annual Operating Expenses of the Funds" section of the prospectus, in the table for "Total annual operating expenses for each fund underlying RAVA Advantage Plus and RAVA Select Plus," information for the AIM V.I. International Growth Fund and RiverSource Variable Portfolio - Small Cap Advantage Fund, has been replaced with the following:

                                                                                                           Gross total
                                                                   Management    12b-1        Other           annual
Fund name                                                            Fees         fees       expenses        expenses
AIM V.I. International Growth Fund, Series II Shares                  .74          .25          .40           1.39(1)
RiverSource Variable Portfolio - Small Cap Advantage Fund             .80          .13          .16           1.09(17),(18)

(1) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor, as the case may be, has contractually agreed to waive advisory fees and/or reimburse expenses of to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares (advisor only) to 1.30% of average daily net assets and Series II shares (advisor and/or distributor) to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.34% for AIM V.I. Capital Development Fund, Series II Shares average daily net assets.

(17) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2005.

(18) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for RiverSource Variable Portfolio - Emerging Markets Fund, 0.04% for RiverSource Variable Portfolio
     - International Opportunity Fund, 0.02% for RiverSource Variable Portfolio
     - Large Cap Equity Fund, 0.07% for RiverSource Variable Portfolio - Mid Cap Growth Fund, 0.07% for RiverSource Variable Portfolio - New Dimensions Fund, 0.01% for RiverSource Variable Portfolio - Select Value Fund, 0.04% for RiverSource Variable Portfolio - Small Cap Value Fund and 0.07% for RiverSource Variable Portfolio - Strategy Aggressive Fund. Management fees include the impact of a performance incentive adjustment fee that increased the management fee by 0.03% for RiverSource Variable Portfolio - Balanced Fund, 0.08% for RiverSource Variable Portfolio - Diversified Equity Income Fund, 0.06% for RiverSource Variable Portfolio - Growth Fund, 0.002% for RiverSource Variable Portfolio - Large Cap Value Fund and 0.01% for RiverSource Variable Portfolio - Small Cap Advantage Fund.


In the "Variable Account and the Funds" section of the prospectus, in the Funds table, information for the AIM V.I. International Growth Fund has been replaced with the following:

----------------------------- ------------------------------ ------------------
Fund Name                     Investment Objectives and      Investment
                              Policies                       Adviser
----------------------------- ------------------------------ ------------------
AIM V.I. International        Long-term growth of capital.   A I M Advisors,
Growth Fund, Series II        Invests primarily in a         Inc.
Shares                        diversified portfolio of
                              international equity
                              securities, whose issuers
                              are considered to have
                              strong earnings momentum.
                              The fund may invest up to
                              20% of its total assets in
                              security issuers located in
                              developing countries and in
                              securities exchangeable for
                              or convertible into equity
                              securities of foreign
                              companies.
----------------------------- ------------------------------ ------------------

The second paragraph in the "Charges - Contract Administrative Charge" section of the prospectus has been replaced with the following:

We will waive $30 of this charge when your contract value, or total purchase payments surrendered, is $50,000 or more on the current contract anniversary.

The "Expense Summary - Annual Contract Administrative Charge" section of the prospectus, has been replaced with the following:

ANNUAL CONTRACT ADMINISTRATIVE CHARGE
                                                   Maximum: $50*    Current: $30

(We will waive $30 of this charge when your contract value, or total purchase payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.


S-6362-4 A (10/05)

* Valid until next prospectus update.